N / E / W / S     R / E / L / E / A / S / E

October 25, 2011

FOR IMMEDIATE RELEASE
For more information, contact:
David L. Ortega, First Vice President/Director of Investor Relations
765-378-8937
http://www.firstmerchants.com/

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES 3rd QUARTER EARNINGS PER SHARE

First Merchants Corporation (NASDAQ – FRME) has reported improved core earnings per share for the 3rd Quarter off-set by a one-time charge due to the repayment of its participation in the Treasury’s TARP program as communicated in a press release and 8-K on September 9, 2011.

September 30, 2011, year-to-date earnings per share totaled $.10 per fully diluted common share.  When adjusted for the one-time charge of $.47 per share related to CPP repayment, year-to-date core earnings per share would have totaled $.57.  Quarter-to-date earnings per share, including the one-time charge, resulted in a loss of $.25 per fully diluted common share.  Before the one-time charge, the normalized core earnings totaled $.22 per fully diluted common share.

Michael C. Rechin, President and Chief Executive Officer, stated, “Management is pleased with the continued upward trajectory of the Corporation’s core earnings improvement and pleased to have repaid all shares related to the TARP program.”  Rechin also stated, “The combination of continued margin management, loan balance stabilization, improving asset quality trends and a newly positioned capital structure positions First Merchants well for the future.”

Total assets were $4.1 billion as of quarter end and total loans were $2.7 billion.  The Corporation’s liquidity is fully deployed in the bond portfolio as investment securities totaled $938 million for the quarter.  The Corporation’s loan-to-deposit ratio is now 89 percent and the loan-to-asset ratio totals 66 percent.

The balance sheet and resulting net interest income were virtually identical to the second quarter of 2011 as net interest income totaled $35.8 million in each of the last two quarters.  Net-interest margin remained strong during the quarter totaling 4.02 percent as yields on earning assets totaled 5.01 percent and the cost of supporting liabilities totaled .99 percent.

Non-interest income increased to $13.2 million for the quarter an improvement of $2.2 million over the second quarter of 2011.  Net gains from the sale of mortgage loans improved by $738,000 and insurance commission income improved by $504,000.  Other income improved by $745,000 due primarily to the sale of back-to-back hedging activity on commercial loans.  The hedges provide fixed rates to our customers while maintaining a variable rate loan on the Bank’s books.

Non-interest expense also declined to $34.2 million for the quarter an improvement of $177,000 over the second quarter of 2011.  However, salary and benefit expenses increased by $1.4 million due to increased benefit expense of $597,000 and increased commission expense of $338,000 related to mortgage and insurance sales.  Off-setting the increases above were reductions in OREO and credit related expenses of $836,000, core deposit intangible amortization of $346,000 and FDIC assessments of $250,000

As of September 30, 2011, the Corporation’s total risk-based capital equaled 16.21 percent, Tier 1 risk-based capital totaled 13.60 percent, Tier 1 leverage ratio totaled 10.20 percent, and tangible common equity ratio totaled 6.88 percent.  All regulatory capital ratios exceed the regulatory definitions of “well capitalized”.

Non-performing assets (NPA) plus 90 days delinquent loans totaled $107 million, or 2.59 percent of total assets.  The Corporation’s allowance for loan losses totaled $73 million or 2.68 percent of total loans, including loans held for sale, and the allowance coverage ratio to non-accrual loans totals 92.6 percent.  Net charge-offs for the quarter totaled $9.6 million and provision expense totaled $5.6 million.  Specific reserves declined during the quarter by $5.5 million and classified assets declined by $34.1 million.

CONFERENCE CALL

First Merchants Corporation will conduct a third quarter earnings conference call and web cast at 2:30 p.m. (EDT) on Tuesday, October 25, 2011.

To participate, dial (Toll Free) 877-317-6789 and reference First Merchants Corporation’s third quarter earnings release. International callers please call +1 412-317-6789. A replay of the call will be available until October 25, 2012. To access a replay of the call, US/Canada participants should dial (Toll Free) 877-344-7529 or for International participants, dial +1 412-317-0088. The replay passcode is 10004200.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme111025.html during the time of the call.

During the call, Forward-Looking Statements about the relative business outlook may be made. These Forward-Looking Statements and all other statements made during the call that do not concern historical facts, are subject to risks and uncertainties that may materially affect actual results.

Specific Forward-Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation is comprised of First Merchants Bank, N.A., which also operates as Lafayette Bank & Trust, Commerce National Bank, and First Merchants Trust Company as divisions of First Merchants Bank, N.A.  First Merchants Corporation also operates First Merchants Insurance Group, a full-service property casualty, personal lines, and healthcare insurance agency.

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)	September 30,
	2011	2010
ASSETS
Cash and due from banks	$60,166	$54,736
Federal funds sold		6,392
Cash and cash equivalents	60,166	61,128
Interest-bearing time deposits	16,115	114,401
Investment securities	937,828	701,852
Mortgage loans held for sale	12,257	15,390
Loans	2,712,938	2,913,364
Less: Allowance for loan losses	(73,074)	(83,660)
Net loans	2,639,864	2,829,704
Premises and equipment	51,432	52,774
Federal Reserve and Federal Home Loan Bank stock	31,381	36,271
Interest receivable	17,770	20,310
Core deposit intangibles and goodwill	151,062	155,180
Cash surrender value of life insurance	123,524	96,206
Other real estate owned	19,425	21,546
Tax asset, deferred and receivable	35,804	50,972
Other assets	21,881	24,586
TOTAL ASSETS	$4,118,509	$4,180,320
LIABILITIES
Deposits:
Noninterest-bearing	$598,139	$525,463
Interest-bearing	2,466,111	2,728,888
Total Deposits	3,064,250	3,254,351
Borrowings:
Federal funds purchased	27,946
Securities sold under repurchase agreements	117,097	109,647
Federal Home Loan Bank advances	168,764	92,628
Subordinated debentures, revolving credit lines and term loans	194,961	227,514
Total Borrowings	508,768	429,789
Interest payable	2,186	4,011
Other liabilities	30,760	29,704
Total Liabilities	3,605,964	3,717,855
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value:
Authorized -- 500,000 shares
Series A, Issued and outstanding - 0 and 69,600 shares		67,764
Preferred Stock, no-par value, $1,000 liquidation value:
Authorized -- 500,000 shares
Senior Non-Cumulative Perpetual Preferred Stock, Series B
Issued and outstanding - 90,782.94 and 0 shares	90,783
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 28,538,164 and 25,553,601 shares	3,567	3,194
Additional paid-in capital	254,801	231,979
Retained earnings	162,669	158,074
Accumulated other comprehensive income	600	1,329
Total Stockholders' Equity	512,545	462,465
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,118,509	$4,180,320

CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
INTEREST INCOME
Loans receivable:
Taxable	$37,024	$43,148	$113,219	$132,573
Tax-exempt	86	236	435	765
Investment securities:
Taxable	5,078	3,100	14,665	9,277
Tax-exempt	2,529	2,610	7,617	7,804
Federal funds sold		3	3	23
Deposits with financial institutions	45	84	228	239
Federal Reserve and Federal Home Loan Bank stock	323	250	1,005	940
Total Interest Income	45,085	49,431	137,172	151,621
INTEREST EXPENSE
Deposits	5,046	9,434	17,776	31,449
Federal funds purchased	16	1	22	5
Securities sold under repurchase agreements	384	401	1,148	1,329
Federal Home Loan Bank advances	1,089	1,218	3,067	4,222
Subordinated debentures, revolving credit lines and term loans	2,699	2,695	7,984	6,540
Total Interest Expense	9,234	13,749	29,997	43,545
NET INTEREST INCOME	35,851	35,682	107,175	108,076
Provision for loan losses	5,556	10,521	16,775	39,405
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	30,295	25,161	90,400	68,671
OTHER INCOME
Service charges on deposit accounts	3,169	3,404	8,945	10,172
Fiduciary activities	1,881	1,773	5,846	5,811
Other customer fees	2,583	2,080	7,452	6,773
Commission income	1,528	1,482	4,440	4,958
Earnings on cash surrender value of life insurance	644	540	1,793	1,574
Net gains and fees on sales of loans	1,768	2,088	4,671	4,422
Net realized gains on sales of available for sale securities	861	2	2,149	2,101
Other-than-temporary impairment on available for sale securities		(656)	(400)	(1,544)
Other income	796	332	1,253	684
Total Other Income	13,230	11,045	36,149	34,951
OTHER EXPENSES
Salaries and employee benefits	19,964	18,094	55,700	53,598
Net occupancy	2,530	2,574	7,690	7,483
Equipment	1,662	1,797	5,122	5,511
Marketing	534	519	1,352	1,443
Outside data processing fees	1,391	1,348	4,294	3,939
Printing and office supplies	301	303	902	942
Core deposit amortization	755	1,161	2,957	3,560
FDIC assessments	1,201	2,112	4,756	6,077
Other real estate owned and credit-related expenses	2,007	2,991	8,045	7,179
Other expenses	3,877	4,236	11,684	14,386
Total Other Expenses	34,222	35,135	102,502	104,118
INCOME (LOSS) BEFORE INCOME TAX	9,303	1,071	24,047	(496)
Income tax expense (benefit)	2,561	(564)	6,356	(3,374)
NET INCOME	6,742	1,635	17,691	2,878
Gain on exchange of preferred stock for trust preferred debt				11,353
Loss on CPP unamortized discount	(1,401)		(1,401)	(1,301)
Loss on extinguishment of trust preferred securities	(10,857)		(10,857)
Preferred stock dividends and discount accretion	(868)	(870)	(2,846)	(3,763)
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$(6,384)	$765	$2,587	$9,167
Per Share Data:
Basic Net Income (Loss) Available to Common Stockholders	$(0.25)	$0.02	$0.10	$0.38
Diluted Net Income (Loss) Available to Common Stockholders	$(0.25)	$0.02	$0.10	$0.38
Cash Dividends Paid	$0.01	$0.01	$0.03	$0.03
Average Diluted Shares Outstanding (in thousands)	26,367	25,686	26,019	24,273

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
NET CHARGE OFF'S	$9,615	$13,831	$26,678	$47,876

AVERAGE BALANCES:
Total Assets	$4,113,316	$4,193,717	$4,124,697	$4,279,305
Total Loans	2,725,449	3,009,529	2,758,635	3,103,823
Total Earning Assets	3,714,401	3,790,904	3,736,503	3,871,484
Total Deposits	3,101,458	3,264,983	3,179,218	3,342,646
Total Stockholders' Equity	478,836	459,263	466,671	472,445

FINANCIAL RATIOS:
Return on Average Assets	-0.62%	0.07%	0.08%	0.29%
Return on Average Stockholders' Equity	(5.33)	0.67	0.74	2.59
Average Earning Assets to Average Assets	90.30	90.39	90.59	90.47
Allowance for Loan Losses as % of Total Loans	2.68	2.86	2.68	2.86
Net Charge Off's as % of Average Loans (Annualized)	1.41	1.84	1.29	2.06
Average Stockholders' Equity to Average Assets	11.64	10.95	11.31	11.04
Tax Equivalent Yield on Earning Assets	5.01	5.38	5.05	5.38
Cost of Supporting Liabilities	0.99	1.45	1.07	1.50
Net Interest Margin (FTE) on Earning Assets	4.02	3.93	3.98	3.88

NON-PERFORMING ASSETS
(Dollars in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010
Non-Accrual Loans	$78,933	$87,583	$87,712	$90,591	$98,597
Renegotiated Loans	6,701	6,269	2,125	7,139	5,320
Non-Performing Loans (NPL)	85,634	93,852	89,837	97,730	103,917
Real Estate Owned and Repossessed Assets	19,425	15,437	17,056	20,927	21,546
Non-Performing Assets (NPA)	105,059	109,289	106,893	118,657	125,463
90+ Days Delinquent	1,595	227	752	1,330	5,320
NPAS & 90 Day Delinquent	$106,654	$109,516	$107,645	$119,987	$130,783
Loan Loss Reserve	$73,074	$77,133	$80,936	$82,977	$83,660
YTD Charge-offs	26,678	17,063	7,635	55,637	47,876
NPAs / Actual Assets %	2.55%	2.67%	2.60%	2.84%	3.00%
NPAs & 90 Day / Actual Assets %	2.59%	2.67%	2.61%	2.88%	3.13%
NPAs / Actual Loans and REO %	3.83%	3.98%	3.84%	4.12%	4.25%
Loan Loss Reserves / Actual Loans (%)	2.68%	2.83%	2.93%	2.90%	2.86%
NCOs / YTD Average Loans (%)	0.97%	0.61%	0.27%	1.82%	1.54%

CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010
ASSETS
Cash and due from banks	$60,166	$50,874	$44,283	$50,844	$54,736
Federal funds sold			6,092	7,463	6,392
Cash and cash equivalents	60,166	50,874	50,375	58,307	61,128
Interest-bearing time deposits	16,115	15,865	61,843	65,216	114,401
Investment securities	937,828	938,366	886,029	826,797	701,852
Mortgage loans held for sale	12,257	4,846	2,111	21,469	15,390
Loans	2,712,938	2,724,022	2,764,128	2,835,683	2,913,364
Less: Allowance for loan losses	(73,074)	(77,133)	(80,936)	(82,977)	(83,660)
Net loans	2,639,864	2,646,889	2,683,192	2,752,706	2,829,704
Premises and equipment	51,432	51,851	51,818	52,450	52,774
Federal Reserve and Federal Home Loan Bank stock	31,381	31,384	33,801	33,884	36,271
Interest receivable	17,770	17,001	17,583	18,674	20,310
Core deposit intangibles and goodwill	151,062	151,817	152,918	154,019	155,180
Cash surrender value of life insurance	123,524	102,880	102,309	96,731	96,206
Other real estate owned	19,425	15,437	17,056	20,927	21,546
Tax asset, deferred and receivable	35,804	36,790	38,224	45,623	50,972
Other assets	21,881	30,218	19,916	24,045	24,586
TOTAL ASSETS	$4,118,509	$4,094,218	$4,117,175	$4,170,848	$4,180,320
LIABILITIES
Deposits:
Noninterest-bearing	$598,139	$590,199	$586,973	$583,696	$525,463
Interest-bearing	2,466,111	2,552,334	2,565,363	2,685,184	2,728,888
Total Deposits	3,064,250	3,142,533	3,152,336	3,268,880	3,254,351
Borrowings:
Federal funds purchased	27,946	22,978
Securities sold under repurchase agreements	117,097	124,236	115,684	109,871	109,647
Federal Home Loan Bank advances	168,764	74,050	104,697	82,684	92,628
Subordinated debentures, revolving credit lines and term loans	194,961	226,580	226,400	226,440	227,514
Total Borrowings	508,768	447,844	446,781	418,995	429,789
Interest payable	2,186	3,601	3,117	4,262	4,011
Other liabilities	30,760	31,762	52,419	24,303	29,704
Total Liabilities	3,605,964	3,625,740	3,654,653	3,716,440	3,717,855
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value:
Authorized -- 500,000 shares
Series A, Issued and outstanding		68,118	67,998	67,880	67,764
Preferred Stock, no-par value, $1,000 liquidation value:
Authorized -- 500,000 shares
Senior Non-Cumulative Perpetual Preferred Stock, Series B
Issued and outstanding	90,783
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding	3,567	3,211	3,206	3,197	3,194
Additional paid-in capital	254,801	233,544	233,032	232,503	231,979
Retained earnings	162,669	169,313	165,075	160,860	158,074
Accumulated other comprehensive income (loss)	600	(5,833)	(6,914)	(10,157)	1,329
Total Stockholders' Equity	512,545	468,478	462,522	454,408	462,465
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,118,509	$4,094,218	$4,117,175	$4,170,848	$4,180,320

CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010
INTEREST INCOME
Loans receivable:
Taxable	$37,024	$37,457	$38,738	$41,497	$43,148
Tax exempt	86	247	102	(250)	236
Investment securities:
Taxable	5,078	5,040	4,547	3,680	3,100
Tax exempt	2,529	2,535	2,553	2,573	2,610
Federal funds sold		1	2	3	3
Deposits with financial institutions	45	100	83	142	84
Federal Reserve and Federal Home Loan Bank stock	323	341	341	312	250
Total Interest Income	45,085	45,721	46,366	47,957	49,431
INTEREST EXPENSE
Deposits	5,046	5,864	6,866	8,427	9,434
Federal funds purchased	16	3	3		1
Securities sold under repurchase agreements	384	386	378	383	401
Federal Home Loan Bank advances	1,089	977	1,001	1,146	1,218
Subordinated debentures, revolving credit lines and term loans	2,699	2,644	2,641	2,508	2,695
Total Interest Expense	9,234	9,874	10,889	12,464	13,749
NET INTEREST INCOME	35,851	35,847	35,477	35,493	35,682
Provision for loan losses	5,556	5,625	5,594	7,078	10,521
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	30,295	30,222	29,883	28,415	25,161
OTHER INCOME
Service charges on deposit accounts	3,169	2,997	2,779	3,111	3,404
Fiduciary activities	1,881	1,929	2,036	1,881	1,773
Other customer fees	2,583	2,634	2,235	2,217	2,080
Commission income	1,528	1,024	1,888	1,267	1,482
Earnings on cash surrender value of life insurance	644	571	578	524	540
Net gains and fees on sales of loans	1,768	1,030	1,873	2,384	2,088
Net realized gains on sales of available for sale securities	861	825	463	1,305	2
Other-than-temporary impairment on available for sale securities			(400)		(656)
Other income	796	51	406	904	332
Total Other Income	13,230	11,061	11,858	13,593	11,045
OTHER EXPENSES
Salaries and employee benefits	19,964	18,560	17,176	19,655	18,094
Net occupancy	2,530	2,415	2,745	2,452	2,574
Equipment	1,662	1,677	1,783	1,812	1,797
Marketing	534	436	382	527	519
Outside data processing fees	1,391	1,458	1,445	1,154	1,348
Printing and office supplies	301	313	288	317	303
Core deposit amortization	755	1,101	1,101	1,161	1,161
FDIC assessments	1,201	1,451	2,104	2,044	2,112
Other real estate owned and credit-related expenses	2,007	2,843	3,195	5,257	2,991
Other expenses	3,877	4,145	3,662	3,814	4,236
Total Other Expenses	34,222	34,399	33,881	38,193	35,135
INCOME BEFORE INCOME TAX	9,303	6,884	7,860	3,815	1,071
Income tax expense (benefit)	2,561	1,396	2,399	(216)	(564)
NET INCOME	6,742	5,488	5,461	4,031	1,635
Loss on CPP unamortized discount	(1,401)
Loss on extinguishment of trust preferred securities	(10,857)
Preferred stock dividends and discount accretion	(868)	(990)	(988)	(1,476)	(870)
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$(6,384)	$4,498	$4,473	$2,555	$765
PER SHARE:
Basic Net Income (Loss) Available to Common Stockholders	$(0.25)	$0.18	$0.17	$0.10	$0.02
Diluted Net Income (Loss) Available to Common Stockholders	$(0.25)	$0.18	$0.17	$0.10	$0.02
Cash Dividends Paid	$0.01	$0.01	$0.01	$0.01	$0.01
Average Diluted Shares Outstanding (in thousands)	26,367	25,783	25,763	25,737	25,686
FINANCIAL RATIOS:
Return on Average Assets	-0.62%	0.43%	0.43%	0.24%	0.07%
Return on Average Stockholders' Equity	(5.33)	3.87	3.92	2.20	0.67
Average Earning Assets to Average Assets	90.30	90.64	90.83	90.27	90.39
Allowance for Loan Losses as % of Total Loans	2.68	2.83	2.93	2.90	2.86
Net Charge Off's as % of Average Loans (Annualized)	1.41	1.37	1.09	1.07	1.84
Average Stockholders' Equity to Average Assets	11.64	11.23	11.07	10.93	10.95
Tax Equivalent Yield on Earning Assets	5.01	5.04	5.11	5.13	5.38
Cost of Supporting Liabilities	0.99	1.05	1.16	1.30	1.45
Net Interest Margin (FTE) on Earning Assets	4.02	3.99	3.95	3.83	3.93

LOANS
(Dollars in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010
Commercial and industrial loans	$518,848	$529,742	$529,110	$530,322	$550,310
Agricultural production financing and other loans to farmers	106,761	99,360	89,032	95,516	99,087
Real estate loans:
Construction	70,044	96,308	103,956	106,615	91,705
Commercial and farm land	1,196,270	1,171,901	1,199,078	1,229,037	1,229,836
Residential	495,954	495,256	504,538	522,051	564,320
Home Equity	196,191	191,839	195,235	201,969	215,163
Individuals' loans for household and other personal expenditures	90,810	94,123	104,701	115,295	128,400
Lease financing receivables, net of unearned income	4,160	4,399	4,706	5,157	5,763
Other loans	33,900	41,094	33,772	29,721	28,780
Loans	2,712,938	2,724,022	2,764,128	2,835,683	2,913,364
Allowance for loan losses	(73,074)	(77,133)	(80,936)	(82,977)	(83,660)
NET LOANS	$2,639,864	$2,646,889	$2,683,192	$2,752,706	$2,829,704

DEPOSITS
(Dollars in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2011	2011	2011	2010	2010
Demand deposits	$1,360,174	$1,363,621	$1,318,188	$1,362,927	$1,288,975
Savings deposits	712,545	750,337	765,138	763,949	761,181
Certificates and other time deposits of $100,000 or more	278,115	292,613	318,663	334,748	350,623
Other certificates and time deposits	570,380	597,330	624,032	661,569	685,917
Brokered deposits	143,036	138,632	126,315	145,687	167,655
TOTAL DEPOSITS	$3,064,250	$3,142,533	$3,152,336	$3,268,880	$3,254,351